Exhibit 4.4

HOMEAWAY, INC.

AMENDED AND RESTATED VOTING AGREEMENT

This Amended and Restated Voting Agreement (the “Agreement”) is made and entered into as of March 10, 2011, by and among HomeAway, Inc., a Delaware corporation (the “Company”), the persons and entities listed on Schedule A attached hereto (each an “Investor,” and collectively the “Investors”), and the persons listed on Schedule B hereto (each a “Founder,” and collectively the “Founders”). The Founders and the Investors are referred to herein collectively as the “Voting Parties.”

R E C I T A L S

WHEREAS, the Founders and certain of the Investors (the “Existing Investors”) possess certain rights and obligations related to the voting of their shares of the Company’s capital stock pursuant to that certain Amended and Restated Voting Agreement dated as of October 19, 2010 (the “Prior Agreement”);

WHEREAS, the parties hereto desire to add additional parties to this Agreement (the “New Investors”) as Investors hereunder; and

WHEREAS, with the approval of the Company, the Founders holding at least a majority of the shares of Common Stock currently held by Founders and the Majority Investors (as defined in the Prior Agreement), the Company, the Investors and the Founders intend to amend and restate the Prior Agreement as allowed in Section 5(e) of the Prior Agreement, to read as set forth herein so that all rights and obligations of the Existing Investors, the New Investors, the Founders and the Company shall, upon the effectiveness of this Agreement, be consolidated and restated herein and the provisions of the Prior Agreement shall be of no further force or effect.

NOW THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree that this Agreement shall supersede and replace the Prior Agreement and further agree as follows:

1. Voting Agreement. During the term of this Agreement, the Voting Parties each agree to vote all shares of the Company’s voting securities now or hereafter owned by them, whether beneficially or otherwise, or as to which they have voting power (the “Shares”) in accordance with the provisions of this Agreement.

2. Election of Boards of Directors. During the term of this Agreement, each Voting Party agrees to vote all Shares in such manner as may be necessary to ensure that the size of the Company’s Board of Directors shall be set at nine (9) and to elect (and maintain in office) as members of the Company’s Board of Directors the following individuals:

(a) Chief Executive Officer. The person then serving as the Company’s Chief Executive Officer (or, if there is no Chief Executive Officer of the Company, the person then serving as the President) (initially to be Brian Sharples).

(b) Common Director. One (1) designee of the holders of a majority of the outstanding Common Stock held by the Founders (initially to be Phil Siegel); provided, however, that in the event the Common Director designated pursuant to this subsection (b) is not Phil Siegel, then the Founders right to designate a member of the Company’s Board of Directors pursuant to this subsection (b) shall terminate and be of no further force or effect.

(c) Austin Ventures Directors. One (1) designee of Austin Ventures VIII, L.P. (“Austin Ventures”) (initially to be Ken DeAngelis); provided, however, that in the event the Common Director designated pursuant to subsection (b) above is not Phil Siegel, then Austin Ventures shall have the right to designate two (2) members of the Company’s Board of Directors pursuant to this subsection (c).

(d) Redpoint Director. One (1) designee of Redpoint Ventures (“Redpoint”) (initially to be Jeff Brody).

(e) Trident Director. One (1) designee of Trident Capital, Inc. (“Trident”) (initially to be John H. Moragne).

(f) IVP Director. One (1) designee of Institutional Venture Partners (“IVP”) (initially to be Todd Chaffee).

(g) Company-Nominated Director. One (1) designee of the Company (initially to be Carl Shepherd).

(h) TCV Director. One (1) designee of the TCV VII, L.P., a Cayman Islands exempted limited partnership (“TCV”) (initially to be Christopher P. Marshall) (the “TCV Director”).

(i) Independent Director. One (1) individual, acceptable to the TCV Director and at least a majority of the directors elected pursuant to subsections (b) through (h), who will be unaffiliated with the Company or any of its officers, directors, affiliates or any of the immediate family members thereof and have relevant industry experience (the “Independent Director”).

(j) Removal; Vacancies. Any vote taken to remove any director elected pursuant to Section 2(a), (b), (c), (d), (e), (f), (g), (h), or (i) above or to fill any vacancy created by the resignation, removal or death of such director shall be subject to the provisions of 2(a), (b), (c), (d), (e), (f), (g), (h), or (i), including without limitation, the provisions relating to designation, agreement of directors and voting of shares, as applicable.

(k) Grant of Proxy. To secure the Voting Parties’ obligations with respect to their Shares in accordance with this Agreement, each Voting Party hereby appoints the Chairman of the Board of Directors and the Chief Executive Officer of the Company, or either of them from time to time, or their designees, as such Voting Party’s true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Shares in favor of the matters set forth in this Agreement and to execute all appropriate instruments consistent with this Agreement on behalf of such Voting Party if, and only if, such Voting Party fails to vote all of such Voting Party’s Shares or execute such other instruments in accordance with the provisions of this Agreement within five (5) days of the written request of at least a majority of the members of the Company’s Board of Directors for such Voting Party’s written consent or signature. The proxy and power granted by each Voting Party pursuant to this Section are coupled with an interest and are given to secure the performance of such party’s duties under this Agreement. Each such proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual holder of the Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding any Shares. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

(l) Covenants of the Company. The Company agrees to take all actions reasonably required to ensure that the rights given to the Investors hereunder are effective and that the Investors enjoy the benefits thereof. Such actions include, without limitation, the use of the Company’s best efforts to cause the nomination of the Investors’ designees for election as directors of the Company. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Investors hereunder against impairment.

(m) Successors. The provisions of this Agreement shall be binding upon the successors in interest to any of the Shares held by an Investor or a Founder, whether now or hereafter acquired.

3. Drag-Along Rights.

(a) Approved Sale. Subject to the voting rights of the holders of Series D Preferred Stock set forth in Article IV, Section 4.2(C), if applicable, and Article IV, Section 4.8 of the Company’s Certificate of Incorporation, as such may be amended from time to time, if the holders of at least eighty percent (80%) of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of the Company held by Voting Parties (voting together as a single class) and the holders of at least a majority of the outstanding shares of Common Stock (assuming full conversion of all shares of Series C Preferred Stock) held by Founders (voting together as a single class) vote in favor of any (i) consolidation or merger involving the Company, (ii) sale, lease, or transfer of all or substantially all of the assets of the Company, (iii) sale or transfer of all of the capital stock of the Company, or (iv) any other form of corporate reorganization in which outstanding shares of the Company are exchanged for or converted into cash, securities of another corporation or business organization or other property, in each such case constituting a deemed liquidation, dissolution or winding up as described in Article IV, Section 4.2(C)(1) of the Company’s Certificate of Incorporation, as such may be amended from time to time (an “Approved Sale”), all Voting Parties shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as (A) a merger, share exchange or consolidation of the Company, or a sale of all or substantially all of the assets of the Company or any other form of corporate reorganization set forth in (iv) above, each Voting Party shall vote in favor of the Approved Sale and shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale, or (B) a sale of all the capital stock of the Company, the Voting Parties shall agree to sell all their shares of Common Stock and Preferred Stock which are the subject of the Approved Sale, on the terms and conditions of such Approved Sale. The Voting Parties shall take all necessary and desirable actions in connection with the consummation of the Approved Sale, including using their reasonable best efforts to obtain the Board’s consent to the Approved Sale and the execution of such agreements and such instruments and other actions reasonably necessary to (1) provide customary representations, warranties, indemnities, and escrow arrangements relating to such Approved Sale and (2) effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale.

(b) Conditions to Approved Sale. The obligations of the Voting Parties pursuant to this Section 3 are subject to the satisfaction of the following conditions:

(i) upon the consummation of the Approved Sale, each Voting Party shall receive the same proportion, and type, of the aggregate consideration from such Approved Sale that such holder would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company’s Certificate of Incorporation as in effect immediately prior to such Approved Sale (giving effect to applicable orders of priority);

(ii) if any Voting Parties of a class are given an option as to the form and amount of consideration to be received, all Voting Parties of such class will be given the same option;

(iii) all holders of options, warrants or similar rights to acquire capital stock of the Company (“Stock Equivalents”) that are then currently exercisable will be given an opportunity to exercise such rights prior to the consummation of the Approved Sale (but only to the extent such Stock Equivalents are then vested or would be vested on an accelerated basis pursuant to the terms of their issuance) and participate in such sale as Voting Parties;

(iv) no Voting Party shall be obligated to make any out-of-pocket expenditure prior to the consummation of the Approved Sale (excluding modest expenditures for postage, copies, etc.) and no Voting Party shall be obligated to pay any portion (or shall be entitled to be reimbursed by the Company for that portion paid) that is more than its pro rata share (based upon the amount of consideration received) of reasonable expenses incurred in connection with a consummated Approved Sale, to the extent such costs are incurred for the benefit of all Voting Parties, and are not otherwise paid by the Company or the acquiring party (costs incurred by or on behalf of a Voting Party for its sole benefit will not be considered costs of the transaction hereunder), provided that a Voting Party’s liability for such expenses shall be capped at the total purchase price received by such Voting Party for its shares of capital stock, plus Stock Equivalents;

(v) no Voting Party shall be required to provide any representations, warranties or indemnities (other than pursuant to an escrow of consideration proportionate to the amount receivable under this Section 3) in connection with the Approved Sale, other than those representations, warranties and indemnities concerning each Voting Party’s valid ownership of shares of capital stock and Stock Equivalents, free of all liens and encumbrances (other than those arising under applicable securities laws), and each Voting Party’s authority, power, and right to enter into and consummate such purchase or merger agreement without violating any other agreement to which such Voting Party is a party or its assets are bound; and

(vi) if some or all of the consideration received in connection with the Approved Sale is other than cash, then the valuation of such assets shall be deemed to have a dollar value equal to the fair market value of such assets as determined in accordance with Article IV, Section 4.2(C)(2) of the Company’s Certificate of Incorporation, as such may be amended from time to time. Such determination of fair market value shall be final and binding on all parties.

(c) Purchaser Representatives. If the Company and any of the Voting Parties or their representatives, enter into any negotiation or transaction for which Rule 506 under the Securities Act of 1933, as amended (the “Securities Act”) (or any similar rule then in effect), may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each Voting Party who is not an accredited investor (as such term is defined in Rule 501 under the Securities Act) will, at the request of the Company or the Investors, appoint a purchaser representative (as such term is defined in Rule 501 under the Securities Act) reasonably acceptable to the Company and such Voting Party.

(d) Further Assurances. The Investors initiating an Approved Sale shall have the right to require the Company to cooperate fully with potential acquirors of the Company in a prospective sale of the Company by taking all customary and other actions reasonably requested by such Persons or such potential acquirors, including without limitation and subject to the execution of reasonable and appropriate confidentiality agreements, making the Company’s properties, books and records, and other assets available for inspection by such potential acquirors and making its employees available for interviews.

4. Legend. Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Shares the following restrictive legend (the “Legend”):

THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN AMENDED AND RESTATED VOTING AGREEMENT AMONG THE STOCKHOLDER AND CERTAIN OTHER HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

5. Miscellaneous.

(a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF DELAWARE AS APPLIED TO AGREEMENTS ENTERED INTO AMONG DELAWARE RESIDENTS TO BE PERFORMED ENTIRELY WITHIN DELAWARE, WITHOUT REGARD TO CONFLICT OF LAWS RULES.

(b) Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

(c) Successors and Assigns. Except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors and administrators of the parties to this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties to this Agreement or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(d) Entire Agreement. This Agreement, including the schedules attached to this Agreement, and the other documents delivered pursuant to this Agreement constitute the full and entire understanding and agreement among the parties with regard to the subject matter hereof and thereof, supersede and replace all prior agreements, including the Prior Agreement, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

(e) Termination; Amendment; Waiver. This Agreement shall terminate in its entirety and be of no further force or effect upon the earlier to occur of (i) the closing of the Company’s initial firm commitment underwritten public offering of Common Stock of the Company to the general public pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended, (ii) a deemed liquidation, dissolution or winding up as described in Article IV, Section 4.2(C)(1) of the Company’s Certificate of Incorporation, as such may be amended from time to time, or (iii) with the written consent of (A) the Founders holding at least a majority of the then outstanding shares of Common Stock (assuming full conversion of all shares of Series C Preferred Stock and Series D Preferred Stock) then held by the Founders; and (B) the Investors holding at least seventy percent (70%) of the then outstanding shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of the Company (voting together as a single class) held by the Investors (the “Majority Investors”). Any term of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of (i) the Company, (ii) the Founders holding at least a majority of the then outstanding shares of Common Stock (assuming full conversion of all shares of Series C Preferred Stock and Series D Preferred Stock) then held by the Founders and (iii) the Majority Investors. Notwithstanding the foregoing, in the event any such termination, amendment or waiver would adversely affect the rights or obligations of an Investor in a different manner than the other Investors, such termination, amendment or waiver shall also require the written consent of such adversely affected Investor; provided, however, that an amendment or waiver of Section 3, or this clause, shall also require the written consent of Investors holding at least eighty percent (80%) of the then outstanding shares of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (voting together as a single class) held by the Investors. Notwithstanding anything to the contrary contained herein, in the event that an Investor entitled to designate a director pursuant to Section 2 hereof holds more than seven percent (7%) of the Company’s Common Stock (assuming the conversion of all convertible Preferred Stock or Common Stock) immediately following, and assuming, consummation of the sale of all shares of Series D Preferred Stock authorized for issuance pursuant to that certain Series D Preferred Stock Purchase Agreement, dated on or about October 23, 2008, any amendment, waiver or termination affecting such Investor’s director designation and removal rights contemplated by Section 2 shall require the prior written consent of such Investor. Notwithstanding the foregoing, additional parties may be added as Investors under this Agreement with the written consent of the Company and the Majority Investors but without requiring the separate consent of the Founders. Any termination, amendment or waiver effected in accordance with this subsection 5(e) shall be binding upon each Investor, each Founder and the Company. Notwithstanding anything to the contrary in this subsection 5(e), any amendment to change or remove the right of a party hereto to designate a director pursuant to Section 1 hereof shall not be binding unless the party entitled to designate such director has agreed to such amendment or waiver.

(f) Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally by hand or by nationally recognized overnight courier service for next day delivery, freight prepaid, mailed by United States registered or certified mail, postage prepaid, sent by facsimile or sent by electronic mail directed (a) if to an Investor, at such Investor’s address, facsimile number or electronic mail address set forth on the Company’s records, or at such other address, facsimile number or electronic mail address as such Investor may designate by ten (10) days’ advance written notice to the other parties hereto, (b) if to a Founder, at such Founder’s address, facsimile number or electronic mail address set forth on the signature page to this Agreement, or at such other address, facsimile number or electronic mail address as such Founder may designate by ten (10) days’ advance written notice to the other parties hereto or (c) if to the Company, to its address, facsimile number or electronic mail address set forth on its signature page to this Agreement and directed to the attention of the President, or at such other address, facsimile number or electronic mail address as the Company may designate by ten (10) days’ advance written notice to the other parties hereto, with a copy to Wilson Sonsini Goodrich & Rosati, Professional Corporation, 900 South Capital of Texas Highway, Las Cimas IV, Fifth Floor, Austin, Texas 78746-5546 Attention: Paul R. Tobias, Facsimile (512) 338-5499, email: ptobias@wsgr.com. Unless otherwise provided herein, any notice required or permitted under this Agreement shall be deemed effective upon the earliest of (a) actual receipt, or (b) (i) one (1) business day after delivery by confirmed facsimile or electronic mail transmission, (ii) one (1) business day after the business day of deposit with a nationally recognized overnight courier service for next day delivery, freight prepaid, or (iii) three (3) business days after deposit with the United States Post Office for delivery by registered or certified mail, postage prepaid. With respect to any notice given by the Company under any provision of the Delaware General Corporation Law or the Company’s charter or bylaws, each Investor and Founder agrees that such notice may be given by confirmed facsimile or by confirmed electronic mail.

(g) Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

(h) Attorney’s Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

(i) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

(j) Interpretation. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

(k) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable, and all of which together shall constitute one instrument.

(l) Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties to this Agreement, and an executed copy of this Agreement may be delivered by one or more parties to this Agreement by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party to this Agreement, all parties to this Agreement agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction of this Agreement.

(m) Sale, Sell, Transfer, etc. The words “sale,” “sell,” “transfer,” and the like shall include any disposition by way of transfer with or without consideration, to any persons for any purpose and include, without limitation, public or private offerings, exchanges, mergers, consolidations, reorganizations, redemptions, or any other transaction affecting the stock of the Company held by the Founders and Investors.

(n) Ownership. Each Founder and each Investor represents and warrants that, as of the date hereof, such Founder or Investor is the sole and legal owner, beneficially and of record, of the shares of stock subject to this Agreement and that no other person has any right, title or interest (other than a community property interest) in such shares. Each Founder and each Investor further represents and warrants that, prior to or on the date of this Agreement, such Founder or Investor (as the case may be) has not executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one which has expired or terminated prior to or on the date hereof.

(o) Stock Splits, Stock Dividends, etc. In the event of any stock split, stock dividend, recapitalization, reorganization, or the like, any securities issued with respect to the shares of Common Stock or Preferred Stock held by the Founders or Investors shall become subject to the terms of this Agreement.

(p) Prior Agreement. Pursuant to Section 5(e) of the Prior Agreement, the Company, the Founders holding at least a majority of the shares of Common Stock currently held by Founders and the Majority Investors (as those terms are defined in the Prior Agreement) hereby amend and restate the Prior Agreement on behalf of the Company, the Founders and the Investors (as those terms are defined in the Prior Agreement) and replace the Prior Agreement on behalf of the Company, all Founders and Investors (as those terms are defined in the Prior Agreement) with this Agreement, and any Founder or Investor (as those terms are defined in the Prior Agreement) who does not sign this Agreement shall be bound by the terms and conditions of this Agreement pursuant to Section 5(e)of the Prior Agreement as if that Founder or Investor (as those terms are defined in the Prior Agreement) had signed this Agreement.

(q) Aggregation of Stock. All shares held or acquired by affiliated entities or persons or entities under common management or control, including Affiliated Funds (as defined below), shall be aggregated together for the purpose of determining the availability of any rights under this Agreement. For purposes of this Agreement, the term “Affiliated Fund” shall mean a fund or entity managed by an Investor or the same manager or managing member or general partner or management company that manages such Investor or by an entity controlling, controlled by, under common control with or otherwise affiliated with such Investor or such Investor’s manager or managing member or general partner or management company.

[Remainder of page intentionally left blank. Signature page(s) to follow.]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Company”

HOMEAWAY, INC.

By:
Brian Sharples, Chief Executive Officer

Address:
1101 W. Fifth Street
Suite 300
Austin, Texas 78703

Facsimile: (512) 684-1101
Email: bsharples@homeaway.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Founder”

Kenneth Sharples

Janine Sharples

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Founder”

SHARPLES VENTURE PARTNERS, LP

By:

Name:

Title:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Founder”

MOOSE POND INVESTMENTS, LP

By:

Name:

Title:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Founder”

Phil Siegel

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Founder”

David Lack

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Founder”

Brett Shobe

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Founder”

Brian Sharples

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

GOOGLE VENTURES 2010, L.P.

By:	Google Ventures 2010 GP, L.L.C.
Its:	General Partner

By:
Name: William J. Maris
Title: Member

Address:
1600 Amphitheatre Parkway
Mountain View, CA 94043
Attention: Jennifer Kercher

Fax:	(650) 887-1790

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TCV VII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, L.P. a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd. a Cayman Islands exempted company

By:

Name:

Title:	Authorized Signatory

Address:	Technology Crossover Ventures
528 Ramona Street
Palo Alto, California 94301
Attention: Carla S. Newell
Ric Fenton
Phone: (650) 614-8200
Fax: (650) 614-8222

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TCV VII (A), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, L.P. a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd. a Cayman Islands exempted company

By:

Name:
Title:	Authorized Signatory

Address:	Technology Crossover Ventures
528 Ramona Street
Palo Alto, California 94301
Attention: Carla S. Newell
Ric Fenton
Phone: (650) 614-8200
Fax: (650) 614-8222

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TCV MEMBER FUND, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd. a Cayman Islands exempted company

By:

Name:
Title:	Authorized Signatory

Address:	Technology Crossover Ventures
528 Ramona Street
Palo Alto, California 94301
Attention: Carla S. Newell
Ric Fenton
Phone: (650) 614-8200
Fax: (650) 614-8222

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TCV VI, L.P.
A Delaware Limited Partnership

By:	Technology Crossover Management VI, L.L.C.
Its:	General Partner

By:

Name:
Title:	Attorney in Fact

Address:	Technology Crossover Ventures
528 Ramona Street
Palo Alto, California 94301
Attention: Carla S. Newell
Ric Fenton
Phone: (650) 614-8200
Fax: (650) 614-8222

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

AUSTIN VENTURES VIII, L.P.

By:	AV Partners VIII, L.P.,
Its General Partner

By:
Ken DeAngelis
General Partner

AUSTIN VENTURES X, L.P.

By:	AV Partners X, L.P.,
Its General Partner

By:
Ken DeAngelis
General Partner

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

REDPOINT VENTURES I, L.P., by its General Partner, Redpoint Ventures I, LLC

By:
Managing Director

REDPOINT ASSOCIATES I, LLC, by its manager

By:
Managing Director

REDPOINT VENTURES II, L.P., by its General Partner, Redpoint Ventures II, LLC

By:
Managing Director

REDPOINT ASSOCIATES II, LLC, as nominee

By:
Managing Director

REDPOINT TECHNOLOGY PARTNERS Q-1, L.P., by its General Partner, Redpoint Ventures I, LLC

By:
Managing Director

REDPOINT TECHNOLOGY PARTNERS A-1, L.P. by its General Partner, Redpoint Ventures I, LLC

By:
Managing Director

REDPOINT OMEGA, L.P. by its General Partner, Redpoint Ventures I, LLC

By:
Managing Director

REDPOINT OMEGA ASSOCIATES, LLC by its General Partner, Redpoint Ventures I, LLC

By:
Managing Director

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

TRIDENT CAPITAL FUND-VI, L.P.
TRIDENT CAPITAL FUND-VI PRINCIPALS FUND, L.L.C.

Executed by the undersigned as an authorized signatory of the general partner of Trident Capital Fund-VI, L.P. and as a Managing Member of Trident Capital Fund-VI Principals Fund, L.L.C.

By:
Name:

Address:
505 Hamilton Ave., Suite 200
Palo Alto, CA 93401
Attn: Howard S. Zeprun, General Counsel

Facsimile: (650) 389-4444 Email: hzeprun@tridentcap.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

INSTITUTIONAL VENTURE PARTNERS XI, L.P.

By:	Institutional Venture Management XI, LLC
Its:	General Partner

By:
Managing Director

INSTITUTIONAL VENTURE PARTNERS XI GMBH & CO. BETEILIGUNGS KG

By:	Institutional Venture Management XI, LLC
Its:	Managing Limited Partner

By:
Managing Director

INSTITUTIONAL VENTURE PARTNERS XII, L.P.

By:	Institutional Venture Management XII, LLC
Its:	General Partner

By:
Managing Director

Address:
3000 Sand Hill Road Building 2, Suite 250 Menlo Park, CA 94025 Attn: Melanie Chladek Facsimile: (650) 854-2009 Email: mchladek@ivp.com

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

FIND US FAITHFUL FOUNDATION

By:

Name:

Title:

PURPLE MOUNTAIN HOLDINGS LLC

By:

Name:

Title:

JOSHUA 24:15 PARTNERSHIP, LTD.

By:

Name:

Title:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

MOOSE POND INVESTMENTS, LP

By:

Name:

Title:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Wayne Kuhn

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

THE CHLOE MARIE SHARPLES 1998 TRUST

By:
Brian Sharples, Trustee

THE EMMA JETTE SHARPLES 2002 TRUST

By:
Brian Sharples, Trustee

THE HAWKEN DRAKE SHARPLES 2009 TRUST

By:
Brian Sharples, Trustee

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Phil Siegel

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

David Lack

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Brett Shobe

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Richard Coundley

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Marcelle Speller

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

J. Hunter Melville

Address:

106 14 South Road
Woodstock, VT 05091

Facsimile:
Email:

David S. Bollinger

Address:

7753 Vermont Route 12
Bethel, VT 05032

Facsimile:
Email:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

THE JAN K. AND PATRICIA A. VAN VOORHIS REVOCABLE TRUST DATED 4/13/93

By:
Jan K. Van Voorhis, Trustee

THE JAN K. VAN VOORHIS AND PATRICIA A. VAN VOORHIS REVOCABLE LIVIING TRUST DATED JANUARY 5, 2007

By:
Jan K. Van Voorhis, Trustee

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Carl G. Shepherd

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Justin Halloran

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Mary Song

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Kerstin Führer

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Carsten Möller

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

ARH FAMILY PARTNERSHIP LTD.

By:

Name:

Its:

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Ross Buhrdorf

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Joseph W. Nicholson

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Jerome L. Galant

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Alexis de Belloy de Saint Lienard

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Christian Miquel

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

Jeff Busche

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

Don Orr

THE 2006 ORR FAMILY TRUST

Don Orr, Trustee

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

James Villard

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

David Greenberg

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TIGER GLOBAL PRIVATE INVESTMENT PARTNERS V, L.P.

By: Tiger Global PIP Performance V, L.P.
Its: General Partner

By: Tiger Global PIP Management V, Ltd.
Its: General Partner

By:	/s/ Steven Boyd

Name:	Steven Boyd

Title:	General Counsel

Address:

101 Park Avenue, 48th Floor
New York, NY 10178

Facsimile: (212) 557-1701

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TIGER GLOBAL, L.P.

By: Tiger Global Performance, L.L.C.
Its: General Partner

By:	/s/ Steven Boyd

Name: Steven Boyd
Title: General Counsel

Address:
101 Park Avenue, 48th Floor
New York, NY 10178

Facsimile: (212) 557-1701

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TIGER GLOBAL II, L.P.

By:	Tiger Global Performance, L.L.C., duly authorized
Its:	General Partner

By:	/s/ Steven Boyd
	Name:	Steven Boyd
	Title:	General Counsel

Address:
101 Park Avenue, 48th Floor
New York, NY 10178

Facsimile: (212) 557-1701

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TIGER GLOBAL LTD.

By:	/s/ Steven Boyd
Name:	Steven Boyd
Title:	General Counsel

Address:
101 Park Avenue, 48th Floor
New York, NY 10178

Facsimile: (212) 557-1701

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TIGER GLOBAL MASTER FUND, L.P.

By:	/s/ Steven Boyd
Name:	Steven Boyd
Title:	General Counsel

Address:
101 Park Avenue, 48th Floor
New York, NY 10178

Facsimile: (212) 557-1701

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investor”

TIGER HOLDING FOUR SPV S.a.r.l.

By:
Name:
Title:

Address:
101 Park Avenue, 48th Floor
New York, NY 10178

Facsimile: (212) 557-1701

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

“Investors”

/s/ Scott Shleifer
Scott Shleifer

Address:

101 Park Avenue, 48th Floor
New York, NY 10178

Facsimile: (212) 557-1701

/s/ Feroz Dewan
Feroz Dewan

Address:

101 Park Avenue, 48th Floor
New York, NY 10178

Facsimile: (212) 557-1701

THE FEROZ DEWAN 2011 GRAT II

/s/ Feroz Dewan
Feroz Dewan

Address:

101 Park Avenue, 48th Floor
New York, NY 10178

Facsimile: (212) 557-1701

/s/ Lee Fixel
Lee Fixel

Address:

101 Park Avenue, 48th Floor
New York, NY 10178

Facsimile: (212) 557-1701

HOMEAWAY, INC.

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

Schedule A

Schedule of Investors

Austin Ventures VIII, L.P.

Austin Ventures X, L.P.

Redpoint Ventures I, L.P.

Redpoint Associates I, LLC

Redpoint Ventures II, L.P.

Redpoint Associates II, LLC

Redpoint Technology Partners Q-1, L.P.

Redpoint Technology Partners A-1, L.P.

Redpoint Omega, L.P.

Redpoint Omega Associates, LLC

Trident Capital Fund-VI, L.P.

Trident Capital Fund-VI Principals Fund, L.L.C.

Institutional Venture Partners XI, L.P.

Institutional Venture Partners XI GmbH & Co. Beteiligungs KG

Institutional Venture Partners XII, L.P.

Find Us Faithful Foundation

Purple Mountain Holdings LLC

Joshua 24:15 Partnership, Ltd.

Phil Siegel

David Lack

Brett Shobe

Richard Coundley

Marcelle Speller

J. Hunter Melville

David S. Bollinger

Jan K. Van Voorhis, Trustee of the Jan K. and Patricia A. Van Voorhis Revocable Trust dated 4/13/93

The Jan K. Van Voorhis and Patricia A. Van Voorhis Revocable Living Trust dated January 5, 2007

Carl G. Shepherd

Justin Halloran

Mary Song

Kerstin Führer

Carsten Möller

ARH Family Partnership Ltd.

Moose Pond Investments, LP

Wayne Kuhn

The Chloe Marie Sharples 1998 Trust

The Emma Jette Sharples 2002 Trust

The Hawken Drake Sharples 2009 Trust

Ross Buhrdorf

Joseph W. Nicholson

Jerome L. Galant

Alexis de Belloy de Saint Lienard

Christian Miquel

Jeff Busche

Don Orr

S-1

The 2006 Orr Family Trust

James Villard

David Greenberg

Tiger Global Private Investment Partners V, L.P.

Tiger Global, L.P.

Tiger Global II, L.P.

Tiger Global Ltd.

Tiger Global Master Fund, L.P.

Tiger Holding Four SPV S.a.r.l.

Scott Shleifer

Feroz Dewan

The Feroz Dewan 2011 GRAT II

Lee Fixel

TCV VII, L.P., a Cayman Islands exempted limited partnership

TCV VII (A), L.P., a Cayman Islands exempted limited partnership

TCV Member Fund, L.P., a Cayman Islands exempted limited partnership

TCV VI, L.P., a Delaware limited partnership

Google Ventures 2010, L.P.

S-2

Schedule B

Schedule of Founders

Phil Siegel

David Lack

Brett Shobe

Brian Sharples

Kenneth and Janine Sharples

Sharples Venture Partners, LP

Moose Pond Investments, LP

S-3